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                                                                   EXHIBIT 10.18


                               ASSIGNMENT OF NOTE


     This Assignment of Note (this "Assignment") is entered into as of June 30, 1999, among Wireless Facilities, Inc., a Delaware corporation ("Assignor"), and Masood K. Tayebi, Ph.D. and Massih Tayebi, Ph.D. (each of the Tayebis, an "Assignee" and collectively, "Assignees"), upon the following terms and conditions:

     1.  Assignment of Note.  In consideration of the purchase price of
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$62,500.00, which shall be payable in accordance with the terms of a promissory note from each Assignee to Assignor in the principal amount of $31,250.00 each, copies of which are attached hereto as Exhibit A-1 and A-2 and the terms of
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which are incorporated herein by reference, and of which Assignor hereby acknowledges delivery and receipt, Assignor hereby sells, assigns, conveys and transfers to Assignees, all of Assignor's right, title and interest in and to that certain Redeemable Note in the principal amount of $62,500.00 dated
June 9, 1999 from Sierra Towers Investment Group, LLC, a Delaware limited liability company (the "Company") in favor of Assignor (the "Note"), a copy of which is attached hereto as Exhibit B. Assignees shall hold the Note jointly,
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with each Assignee having an undivided one half interest in the Note.

     2.  Representations of Assignor.  Assignor represents and warrants that it
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owns the Note free and clear of all liens, claims and encumbrances.

     3.  Further Acts.  Assignor and Assignees hereby agree to use their
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reasonable efforts to implement the provisions of this Agreement, including executing and delivering such consents, resolutions, endorsements and other documents as are necessary.

     4.  Binding Effect.  This Agreement and each of its provisions shall be
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binding upon and shall inure to the benefit of the respective heirs, successors and assigns of each party hereto.

     5.  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the internal laws of the State of California.



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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.



                             ASSIGNOR:

                             Wireless Facilities, Inc., a Delaware
                             corporation


                             By:
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                             Name:
                                  --------------------------------

                             Title:
                                    ------------------------------

                             ASSIGNEES:


                             -------------------------------------
                             Masood K. Tayebi, Ph.D.


                             -------------------------------------
                             Massih Tayebi, Ph.D.

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